Vanguard Emerging Markets Stock Index Fund
Summary Prospectus

December 13, 2010

Institutional Shares & Institutional Plus Shares

Vanguard Emerging Markets Stock Index Fund Institutional Shares (VEMIX)
Vanguard Emerging Markets Stock Index Fund Institutional Plus Shares (VEMRX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
December 13, 2010, and financial highlights information from the most recent shareholder report are incorporated into and made part of this Summary
Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also get this information at no cost by calling 800-662-7447 (if you are an individual investor) or 888-809-8102
(if you are a client of Vanguard's Institutional Division, or by sending an e-mail request to online@vanguard.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold Institutional Shares or Institutional Plus Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Institutional	Institutional Plus
	Shares	Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee (other than on reinvested dividends or capital gains)	0.50%	0.50%
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (on shares held less than two months)	0.25%	0.25%

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Institutional	Institutional Plus
	Shares	Shares
Management Expenses	0.14%	0.07%
12b-1 Distribution Fee	None	None
Other Expenses	0.09%	0.05%
Total Annual Fund Operating Expenses	0.23%	0.12%

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Institutional Shares or Institutional Plus Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. The first example assumes that the Shares provide a return of 5% a year, that operating expenses remain as stated in the preceding table, and that you redeem your shares at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$99	$152	$210	$381
Institutional Plus
Shares	$88	$117	$149	$243

You would pay the following expenses if you did not redeem your shares (the difference being that the Fund’s 0.25% redemption fee would not apply to any of the following periods, as it would to those in the preceding example):

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$73	$124	$179	$342
Institutional Plus
Shares	$62	$89	$117	$203

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12%.

Primary Investment Strategies

The Fund employs a “passive management”—or indexing—investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the MSCI® Emerging Markets Index, while employing a form of sampling to reduce risk. The MSCI Emerging Markets Index includes approximately 748 common stocks of companies located in emerging markets around the world. As of

May 26, 2010, the largest markets covered in the Index were China, Brazil, Korea, and Taiwan (which made up approximately 18%, 16%, 14%, and 11%, respectively, of the Index’s market capitalization).

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of global stock markets. The Fund’s performance could be hurt by:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. In addition, the Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies.

Country/Regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Country/regional risk is especially high in emerging markets. The Index’s, and therefore the Fund’s, heavy exposure to China, Brazil, South Korea, and Taiwan subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.

• Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets.

• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Institutional Shares (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Shares (including operating expenses and any applicable shareholder fees) compare with those of the Fund‘s target index and another comparative index. The Fund’s Institutional Plus Shares have not yet begun operations. Performance based on the net asset value for the Institutional Plus Shares would be substantially similar because both share classes constitute an investment in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the two classes differ. MSCI Emerging Markets Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

1 If applicable shareholder fees were reflected, returns would be less than those shown. The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2010, was 10.73%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 34.18% (quarter ended June 30, 2009), and the lowest return for a quarter was
–27.79% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2009
			Since
			Inception
			(Jun. 22,
	1 Year	5 Years	2000)
Vanguard Emerging Markets Stock Index Fund Institutional Shares
Return Before Taxes	75.04%	14.57%	11.75%
Return After Taxes on Distributions	74.68	14.17	11.23
Return After Taxes on Distributions and Sale of Fund Shares	49.24	12.74	10.25
Comparative Indexes
(reflect no deduction for fees or expenses)
MSCI Emerging Markets Index	78.51%	15.51%	—%
Spliced Emerging Markets Index	78.51	14.89	12.03

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc.

Portfolio Managers

Michael Perre, Principal of Vanguard. He has managed the Emerging Markets Stock Index Fund since 2008.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website at Vanguard.com, by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Institutional Shares	Institutional Plus Shares
To open and maintain an account	$5 million	$100 million
To add to an existing account	$100 (other than by Automatic	$100 (other than by Automatic
	Investment Plan, which has no	Investment Plan, which has no
	established minimum)	established minimum)

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares or related services.

Vanguard Emerging Markets Stock Index Fund Institutional Shares —Fund Number 239

Vanguard Emerging Markets Stock Index Fund Institutional Plus Shares —Fund Number 1865

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SPI 239 122010